UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 24, 2006
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                          Jacobs Financial Group, Inc.
             (Exact Name of Registrant as Specified in Its Charter)
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                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

             0-21210                                   84-0922335
     (Commission File Number)            (I.R.S. Employer Identification Number)

         300 Summers Street, Suite 970, Charleston, West Virginia 25301
               (Address of Principal Executive Offices) (Zip Code)

                                 (304) 343-8171
              (Registrant's Telephone Number, Including Area Code)
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

       On February 24, 2006, in exchange for a cash subscription totaling $100,000, the Registrant issued 100 shares of Series B Preferred Stock, together with 100,000 shares of Common Stock of the Registrant. On March 7, 2006, in exchange for cash subscriptions totaling $125,000, the Registrant issued 125 shares of Series B Preferred Stock, together with 125,000 shares of Common Stock of the Registrant. By its terms, the Series B Preferred Stock provides the holder with a conversion privilege pursuant to which each share of such stock may be converted at the option of the holder into 1000 shares of Common Stock. The form of Subscription Agreement is attached hereto as Exhibit 99.1.

       The issuance of the aforementioned securities is exempt from the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"), by reason of the provision of Section 4(2) of the Securities Act, as transactions not involving any public offering, in reliance upon, among other things, the representations made by the investors, including representations regarding their status as accredited investors (as such term is defined under Rule 501 promulgated under the Securities Act), and their acquisition of the securities for investment and not with a current view to distribution thereof. The securities contain a legend to the effect that such securities are not registered under the Securities Act and may not be transferred except pursuant to a registration which has become effective under the Securities Act or pursuant to an exemption from such registration. The issuance of the securities was not underwritten.

Item 9.01. Financial Statements and Exhibits.


     (d) Exhibits:

         99.1 Form of Subscription Agreement



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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 Jacobs Financial Group, Inc.

                                /s/ John M. Jacobs
                                -----------------------------
Date: March 9, 2006             John M. Jacobs
                                President


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                                  EXHIBIT INDEX


Exhibit                 Exhibit Description
Number
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  99.1                  Form of Subscription Agreement




















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